UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       The 2021 annual meeting of stockholders (the “2021 Annual Meeting”) of XPO Logistics, Inc. (the “Company”) was held on May 11, 2021.

(b)       At the 2021 Annual Meeting, the stockholders voted to (1) elect each of the Company’s nominees for director; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021; (3) reject the advisory vote on the Company’s executive compensation; (4) reject the stockholder proposal regarding additional disclosure of the company’s political activities; (5) reject the stockholder proposal regarding the requirement that the chairman of the board be an independent director; and (6) reject the stockholder proposal regarding the acceleration of executive equity awards in the case of a change in control of the Company.

1.	Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brad Jacobs	88,378,703	6,412,981	103,474	7,854,057
Gena Ashe	94,514,197	339,021	41,940	7,854,057
Marlene Colucci	82,668,521	12,185,303	41,334	7,854,057
AnnaMaria DeSalva	84,171,872	10,502,395	220,891	7,854,057
Michael Jesselson	81,736,247	13,113,965	44,946	7,854,057
Adrian Kingshott	94,014,713	826,879	53,566	7,854,057
Jason Papastavrou	77,160,326	17,690,322	44,510	7,854,057
Oren Shaffer	93,675,742	1,164,270	55,146	7,854,057

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021:

Votes For	101,821,276
Votes Against	886,619
Abstentions	41,320
Broker Non-Votes	0

3.	Advisory vote on executive compensation:

Votes For	43,122,394
Votes Against	51,653,602
Abstentions	119,162
Broker Non-Votes	7,854,057

4.	Stockholder proposal regarding additional disclosure of the company’s political activities:

Votes For	43,620,309
Votes Against	50,550,643
Abstentions	724,206
Broker Non-Votes	7,854,057

5.	Stockholder proposal regarding the requirement that the chairman of the board be an independent director:

Votes For	28,027,914
Votes Against	66,735,855
Abstentions	131,389
Broker Non-Votes	7,854,057

6.	Stockholder proposal regarding the acceleration of executive equity awards in the case of a change in control of the Company:

Votes For	31,260,654
Votes Against	63,480,162
Abstentions	154,342
Broker Non-Votes	7,854,057

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2021	XPO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Corporate Secretary